Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

NOTE 23 — Subsequent Events

On November 17, 2014, Actavis plc and Allergan, Inc. (“Allergan”) announced that they have entered into a definitive agreement under which Actavis will acquire Allergan for a combination of $129.22 in cash and 0.3683 Actavis shares for each share of Allergan common stock. Based on the closing price of Actavis ordinary shares on November 14, 2014, the transaction is valued at approximately $66.0 billion. The acquisition of Allergan is anticipated to close in 2015. The addition of Allergan’s therapeutic franchises in Ophthalmology, Neurosciences and Medical Aesthetics/Dermatology/Plastic Surgery will complement Actavis’ existing Central Nervous System, Gastroenterology, Women’s Health and Urology franchises. The combined company will also benefit significantly from Allergan’s global brand equity and consumer awareness of key products, including BOTOX® and RESTASIS®. The transaction also expands our presence, market and product reach across 100 International markets, with strengthened commercial positions across Canada, Europe, Southeast Asia and other high-value growth markets, including China, India, the Middle East and Latin America.

On November 17, 2014, the Company acquired all of the outstanding shares of Durata Therapeutics, Inc. for $23.00 per share in cash, or approximately $675.0 million in the aggregate, and contingent value rights (“CVR”s) entitling the holder to receive additional cash payments of up to $5.00 per share if certain regulatory or commercial milestones related to Durata’s lead product DALVANCE™ are achieved.

On October 22, 2014, the Company entered into a definitive agreement with the exclusive option to acquire Rhythm Health, Inc., and have worldwide rights to RM-131 (relamorelin), a peptide ghrelin agonist being developed by Rhythm Health for the treatment of diabetic gastroparesis and other GI functional disorders. Under the terms of the agreement, the Company will provide an upfront payment of $40.0 million, which will be used principally to conduct the Phase 2b study. Following the completion of the Phase 2b study, the Company will have the option as early as 2016 to acquire the company and the worldwide rights to relamorelin.

On July 2, 2014, the Company completed an agreement to acquire Furiex Pharmaceuticals, Inc. (“Furiex”) in an all-cash transaction (the “Furiex Acquisition”) valued at $1,156.2 million (including the assumption of debt) and up to approximately $360.0 million in a CVR that may be payable based on the designation of eluxadoline, Furiex’s lead product, as a controlled drug following approval, if any, which had an acquisition accounting fair value of $88.0 million on the date of acquisition (included in the value of $1,156.2 million).

Eluxadoline is a first-in-class, locally-acting mu opioid receptor agonist and delta opioid receptor antagonist for treating symptoms of diarrhea-predominant irritable bowel syndrome (IBS-d), a condition that affects approximately 28 million patients in the United States and Europe. The CVR payment is based on the status of eluxadoline, Furiex’s lead product, as a controlled drug following approval, if any, as follows:

•	If eluxadoline is determined to be a schedule III (C-III) drug, there will be no additional consideration for the CVR.

•	If eluxadoline is determined to be a schedule IV (C-IV) drug, CVR holders are entitled to $10 in cash for each CVR held.

•	If eluxadoline is determined to be a schedule V (C-V) drug, CVR holders are entitled to $20 in cash for each CVR held.

•	If eluxadoline is determined to not be subject to DEA scheduling, CVR holders are entitled to $30 in cash for each CVR held.

In connection with the close of the Furiex Acquisition, the Company further announced that it has closed the transaction related to the sale of Furiex’s royalties on Alogliptin and Priligy to Royalty Pharma for $408.6 million in cash consideration.

On July 1, 2014, the Company acquired Forest Laboratories, Inc. (“Forest”) for $30.9 billion including outstanding indebtedness assumed of $3.3 billion, equity consideration of $20.6 billion, which includes outstanding equity awards, and cash consideration of $7.1 billion (the “Forest Acquisition”). Under the terms of the transaction, Forest shareholders received 89.8 million Actavis plc ordinary shares, 6.1 million Actavis plc non-qualified stock options and 1.1 million Actavis plc share units. Forest was a leading, fully integrated, specialty pharmaceutical company largely focused on the United States market. Forest marketed a portfolio of branded drug products and developed new medicines to treat patients suffering from diseases principally in the following therapeutic areas: central nervous system, cardiovascular, gastrointestinal, respiratory, anti-infective, and cystic fibrosis.